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               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                            FORM 8-K
         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

             SECURITIES EXCHANGE ACT OF 1934



                        JANUARY 12, 2000

        Date of report (Date of earliest event reported)





                 Commission File Number: 0-18108





                         FINET.COM, INC.
      Exact name of registrant as specified in its charter)

                            DELAWARE
                    (State or jurisdiction of
                 incorporation or organization)

                  2527 CAMINO RAMON, SUITE 200
                  SAN RAMON, CA 94583
             (Address of principal executive office)

                           94-3115180
              (IRS Employer Identification Number)

                Telephone Number: (925) 242-6550 (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On January 12, 2000 the Company announced the naming of Rick Cossano as President and Chief Executive Officer effective February 1,2000. A copy of the press release is attached as Exhibit 99.1.


ITEM 7. EXHIBITS

EXHIBIT   99.1    Press Release dated January 12, 2000 entitled
"FiNet.com  Names Rick Cossano as President and  Chief Executive
Officer"


PURSUANT  TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE  ACT  OF
1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                              FINET.COM, INC.
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Date: January 19, 2000             /s/       GARY A. PALMER
                                   -----------------------
                                   GARY A. PALMER
                                   (PRINCIPAL FINANCIAL OFFICER)
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